                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 --------------

         Date of Report (Date of earliest event reported): June 17, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                       001-15223                                     76-0453392
-------------------------                        -----------------------                        ----------------------

(State or Other                                  (Commission                                    (IRS Employer
Jurisdiction of                                  File Number)                                   Identification No.)
Incorporation)


                87 Grandview Avenue, Waterbury, Connecticut 06708
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPLE OFFICERS.

(b) On June 17, 2005, William A. Blaskiewicz, notified OptiCare Health Systems,
Inc. of his intention to resign from his position as Vice President and Chief
Financial Officer effective on July 15, 2005. Mr. Blaskiewicz also notified all of the subsidiaries of OptiCare Health Systems, Inc. in which he was an officer and/or director of his intention to resign from such positions also effective
July 15, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OPTICARE HEALTH SYSTEMS, INC.
                                          (Registrant)

Date: June 23, 2005                        by: /s/ Christopher J. Walls
                                           ----------------------------
                                           Name:  Christopher J. Walls
                                           Title: Chief Executive Officer,
                                                  President and General Counsel